UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2014

Zep Inc.

(Exact name of registrant as specified in its charter)

Delaware	01-33633	26-0783366
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1310 Seaboard Industrial Boulevard, Atlanta, Georgia	30318-2825
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 352-1680

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 8, 2014, the Board of Directors of Zep Inc. (“Corporation”) approved an amendment to the Corporation’s By-Laws, effective immediately, to re-designate Article IX as Article X and to add a new Article IX that provides that, unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the State of Delaware, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants.  The amendment further provides that any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation is deemed to have notice of and consented to the foregoing provision.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

At the Corporation’s Annual Meeting of Stockholders held on January 7, 2014, the Corporation’s stockholders voted on and approved:  (1) the election of John K. Morgan, Joseph Squicciarino and Timothy T. Tevens, nominated by the Board of Directors, each to serve for a term of three years until the 2017 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; (2) on a non-binding, advisory basis, the compensation of the Corporation’s named executive officers as more fully described in the Corporation’s Proxy Statement filed with the Securities and Exchange Commission on November 19, 2013 (the “Proxy Statement”); (3) an amendment to the Corporation’s 2010 Omnibus Incentive Plan, including the performance metrics outlined therein, as more fully described in the Corporation’s Proxy Statement, and (4) the ratification of the appointment of Ernst & Young LLP as the Corporation’s independent public accounting firm for the fiscal year ending August 31, 2014.  The votes cast by the holders of the Corporation’s Common Stock on each of the foregoing proposals were as follows:

Proposal 1:  Election of three Directors, nominated by the Board of Directors, each to serve for a term of three years until the 2017 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

	Common Stock
	For	Withheld	Broker Non-Votes
John K. Morgan	19,187,852	447,419	1,818,013
Joseph Squicciarino	19,424,752	210,519	1,818,013
Timothy T. Tevens	19,425,220	210,051	1,818,013

Proposal 2:  Approval, on a non-binding advisory basis, of the compensation of the Corporation’s named executive officers as more fully described in the Proxy Statement.

Common Stock
For	Against	Abstain	Broker Non-Votes
13,989,726	2,000,672	3,644,873	1,818,013

Proposal 3:  Approval of an amendment to the Corporation’s 2010 Omnibus Incentive Plan, including the performance metrics outlined therein, as more fully described in the Proxy Statement.

Common Stock
For	Against	Abstain	Broker Non-Votes
14,300,351	5,319,189	15,731	1,818,013

Proposal 4:  Ratification of appointment of Ernst & Young LLP as the Corporation’s independent public accounting firm for the fiscal year ending August 31, 2014.

Common Stock
For	Against	Abstain	Broker Non-Votes
20,963,423	328,194	161,667	0

2

Item 8.01                                           Other Events.

Declaration of Dividend

On January 8, 2014, the Board of Directors of the Corporation declared a quarterly dividend of $0.05 per common share.  The dividend is payable on February 3, 2014 to stockholders of record on January 21, 2014.

Item 9.01 - Financial Statements and Exhibits.

(d)                                 Exhibits

3(b)            Zep Inc. Amended and Restated By-Laws as of January 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zep Inc.
(Registrant)

Date: January 9, 2014	/s/ Philip A. Theodore
Philip A. Theodore
Vice President, General Counsel and
Corporate Secretary

3